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                                POWER OF ATTORNEY

         Each of the undersigned members of the Board of Managers of Soybean Processors, LLC, whose signature appears below hereby constitutes and appoints Rodney G. Christianson, such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such person and in such name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Soybean Processors, LLC and any or all amendments (including post-effective amendments) to such Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on December 18, 2001.


/s/ Paul Barthel                           /s/ Bryce Loomis
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Paul Barthel, Manager                     Bryce Loomis, Manager


/s/ James Call                            /s/ Gerald Moe
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James Call, Manager                       Gerald Moe, Manager


/s/ Paul W. Casper                        /s/ Dale F. Murphy
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Paul W. Casper, Manager                   Dale F. Murphy, Manager


/s/ Robert E. Nelsen                      /s/ Maurice Oldenbrett
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Robert E. Nelsen, Manager                 Maurice Oldenbrett, Manager


/s/ Dan Feige                             /s/ Daniel Potter
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Dan Feige, Manager                        Daniel Potter, Manager

/s/ Marvin Goplen                         /s/ Corey Schnabel
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Marvin Goplen, Manager                    Corey Schnabel, Manager

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/s/ Ryan J. Hill                          /s/ Rodney Skalbeck
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Ryan J. Hill, Manager                    Rodney Skalbeck, Manager


/s/ Marvin Hope                          /s/ Lyle R. Trautman
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Marvin Hope, Manager                     Lyle R. Trautman, Manager


/s/ James H. Jepsen                      /s/ Delbert Tschakert
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James H. Jepsen, Manager                 Delbert Tschakert, Manager


/s/ Peter Kontz                          /s/ Anthony VanUden

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Peter Kontz, Manager                     Anthony VanUden, Manager

                                         /s/ Ardon Wek
                                         ---------------------------------------
                                         Ardon Wek, Manager